UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 26, 2005
Date of Report (Date of earliest event reported)

Commission file number 1-10841

GREYHOUND LINES, INC.

and its Subsidiaries identified in Footnote (1) below
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of	86-0572343 (I.R.S. employer
incorporation or organization)	identification no.)

15110 N. Dallas Parkway, Suite 600
Dallas, Texas	75248
(Address of principal executive offices)	(Zip code)

(972) 789-7000
(Registrant’s telephone number, including area code)

None
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Employment Agreement
Change in Control Severance Agreement

Co-Registrants

This Form 8-K is also being filed by the following entities. Except as set forth below, each entity has the same principal executive offices, zip code and telephone number as that set forth for Greyhound Lines, Inc. on the cover of this report:

		I.R.S. Employer	Jurisdiction
	Commission	Identification	Of
Name	File No.	No.	Incorp.
Atlantic Greyhound Lines of Virginia, Inc.	333-27267-01	58-0869571	Virginia

GLI Holding Company	333-27267-04	75-2146309	Delaware

Greyhound de Mexico, S.A. de C.V.	333-27267-05	None	Republic of Mexico

Sistema Internacional de Transporte de	333-27267-08	75-2548617	Delaware
Autobuses, Inc.
350 N. St. Paul Street, 10th Floor
Dallas, Texas 75201
(214) 849-8616

Texas, New Mexico & Oklahoma Coaches, Inc.	333-27267-10	75-0605295	Delaware
1313 13th Street
Lubbock, Texas 79408
(806) 763-5389

T.N.M. & O. Tours, Inc.	333-27267-11	75-1188694	Texas
(Same as Texas, New Mexico & Oklahoma Coaches, Inc.)

Vermont Transit Co., Inc.	333-27267-12	03-0164980	Vermont
345 Pine Street
Burlington, Vermont 05401
(802) 862-9671

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GREYHOUND LINES, INC. AND SUBSIDIARIES

ITEM 1.01 MATERIAL DEFINITIVE AGREEMENT

On January 26, 2005, Greyhound Lines, Inc. (the “Company”), Laidlaw International, Inc. (“Laidlaw”) and John Werner Haugsland entered into a new Executive Employment Agreement effective as of January 1, 2005 that replaces an existing employment agreement. Mr. Haugsland serves as Executive Vice President and Chief Operating Officer and will also serve as a director of the Company. Pursuant to the agreement, in addition to his annual salary, Mr. Haugsland is eligible to continue to participate in the Company’s short-term incentive plan and supplemental executive retirement plan and Laidlaw’s long term incentive plan. Pursuant to the agreement, Mr. Haugsland also receives certain health and welfare and other benefits. If Mr. Haugsland is terminated without cause, the Company will pay Mr. Haugsland a lump sum equal to three times the sum of his annual base pay then in effect and the greater of his bonus for the year prior to termination or his target bonus at the time of termination. If terminated without cause, the Company will pay or continue certain of the benefits for 36 months. The agreement requires Mr. Haugsland to refrain from competing with the Company and soliciting the Company’s customers during his employment and, under defined circumstances, for 36 months following termination. The agreement also prevents Mr. Haugsland from soliciting any of the Company’s employees, under defined circumstances, for a period of 36 months following termination.

In addition, under a change of control agreement, if Mr. Haugsland’s employment terminates, under defined circumstances, following a change of control, he is entitled to a lump sum payment equal to three times the sum of his highest annual base pay in effect prior to termination plus incentive pay equal to not less than the higher of the highest aggregate incentive pay earned in any fiscal year after the change in control or in any of the three fiscal years immediately preceding the year in which the change in control occurred or the plan target for the year in which the change of control occurred plus the payment or continuation of benefits for 36 months.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

10.1	Executive Employment Agreement dated January 26, 2005 between Registrant and John Werner Haugsland.*

10.2	Appendix A — Change in Control Severance Agreement to Executive Employment Agreement dated January 26, 2005 between Registrant and John Werner Haugsland.*

*	Management contract or compensatory plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 31, 2005

GREYHOUND LINES, INC.
By:	/s/ Cheryl W. Farmer
Cheryl W. Farmer
Senior Vice President - Finance

ATLANTIC GREYHOUND LINES OF VIRGINIA, INC.
By:	/s/ Cheryl W. Farmer
Cheryl W. Farmer
Vice President - Finance

GLI HOLDING COMPANY
By:	/s/ Cheryl W. Farmer
Cheryl W. Farmer
Vice President - Finance

GREYHOUND de MEXICO, S.A. de C.V.
By:	/s/ William J. Gieseker
William J. Gieseker
Examiner

SISTEMA INTERNACIONAL de TRANSPORTE de AUTOBUSES, INC.
By:	/s/ Cheryl W. Farmer
Cheryl W. Farmer
Senior Vice President - Finance

TEXAS, NEW MEXICO & OKLAHOMA COACHES, INC.
By:	/s/ Cheryl W. Farmer
Cheryl W. Farmer
Vice President - Finance

T.N.M. & O. TOURS, INC.
By:	/s/ Cheryl W. Farmer
Cheryl W. Farmer
Vice President - Finance

VERMONT TRANSIT CO., INC.
By:	/s/ Cheryl W. Farmer
Cheryl W. Farmer
Vice President — Finance

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